Exhibit 99.1
CUMULUS MEDIA Reports Operating Results for the Second Quarter 2019

ATLANTA, GA — August 8, 2019: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three and six months ended June 30, 2019.

Second Quarter Financial Highlights

•	As compared to the second quarter of 2018 on an As Reported GAAP basis:

◦	Net revenue decreased 2.0%

◦	Net income was $42.9 million

◦	Adjusted EBITDA(1) decreased 6.8%

•	As compared to the second quarter of 2018 on a Same Station(2) basis, excluding the impact of political revenue:

◦	Net revenue increased 1.8%

◦	Digital revenue increased 69.1%

◦	Adjusted EBITDA(1) increased 3.7%

•	As compared to the second quarter of 2018 on a Same Station(2) basis, including the impact of political revenue:

◦	Net revenue increased 0.7%

◦	Adjusted EBITDA(1) decreased 0.9%

Mary G. Berner, President and Chief Executive Officer of CUMULUS MEDIA, said, “In the second quarter, we continued to make great progress against the goals we set when we emerged from bankruptcy a little over a year ago. We delivered a solid financial performance, with same station revenue and Adjusted EBITDA up 1.8% and 3.7%, respectively, on an ex-political basis, driven by continued growth in national and network revenue, as well as industry-leading digital growth. Additionally, we have now closed several strategic portfolio optimization transactions and announced one more. The $146.5 million of gross proceeds from the closed transactions along with cash from operations allowed us to prepay $165 million of debt since our last earnings announcement, reducing our total post-bankruptcy debt by approximately $250 million and net leverage to 4.8x. Given the results of the past year, I am more confident than ever that the company will continue to deliver significant value to our investors, employees, listeners, and advertisers.”

For the purposes of analyzing the results presented herein, the Company is presenting the combined results of operations for (1) the period June 4, 2018 to June 30, 2018 of the Successor Company with the period April 1, 2018 to June 3, 2018 of the Predecessor Company, and (2) the period June 4, 2018 to June 30, 2018 of the Successor Company with the period January 1, 2018 to June 3, 2018 of the Predecessor Company. Although this presentation is not in accordance with accounting principles generally accepted in the United States, the Company believes presenting such combined results allows for a more meaningful comparison of results for the three and six month periods ended June 30, 2019 to the three and six month periods ended June 30, 2018. For more information regarding the Predecessor and Successor Company results, please see the Company’s Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission (the “SEC”).

Operating Summary (in thousands, except percentages and per share data):

	Successor Company	Non-GAAP Combined Predecessor and Successor
As Reported	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	% Change
Net revenue	$279,673	$285,249	(2.0)%
Net income	$42,861	$706,137	N/A
Adjusted EBITDA (1)	$61,819	$66,356	(6.8)%
Basic income per share	$2.13	N/A	N/A
Diluted income per share	$2.11	N/A	N/A

Same Station (2)	Successor Company	Non-GAAP Combined Predecessor and Successor
	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	% Change
Net revenue	$275,941	$274,105	0.7%
Adjusted EBITDA (1)	$61,454	$61,994	(0.9)%

	Successor Company	Non-GAAP Combined Predecessor and Successor
As Reported	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	% Change
Net revenue	$547,169	$548,928	(0.3)%
Net income	$43,312	$701,136	N/A
Adjusted EBITDA (1)	$103,623	$106,627	(2.8)%
Basic income per share	$2.16	N/A	N/A
Diluted income per share	$2.14	N/A	N/A

Same Station (2)	Successor Company	Non-GAAP Combined Predecessor and Successor
	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	% Change
Net revenue	$543,437	$537,784	1.1%
Adjusted EBITDA (1)	$103,258	$102,265	1.0%

Balance Sheet Summary (in thousands):

As Reported	June 30, 2019	December 31, 2018	% Change
Cash and cash equivalents	$20,500	$27,584	(25.7)%
Term loan	$603,738	$1,243,299	(51.4)%
6.75% Senior notes	$500,000	$—	100.0%

	Successor Company	Non-GAAP Combined Predecessor and Successor
As Reported	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	% Change
Capital expenditures	$5,589	$6,983	(20.0)%

	Successor Company	Non-GAAP Combined Predecessor and Successor
As Reported	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	% Change
Capital expenditures	$10,715	$15,988	(33.0)%

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure."

(2)
Adjusted for certain station dispositions and swaps as if these dispositions and swaps had occurred as of the beginning of each of the three month periods ended June 30, 2019 and June 30, 2018 (or in the case of KLOS-FM, for the three month period ended June 30, 2019 as of the commencement of the LMA on April 16, 2019 and as of April 16, 2018 for the three month period ended June 30, 2018).

Results for Three Months Ended June 30, 2019

Net Revenue
The Company currently operates in two reportable segments: the Cumulus Radio Station Group and Westwood One. Cumulus Radio Station Group revenue is derived primarily from the sale of broadcasting time on our owned or operated stations to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising on our owned or operated stations and on its nearly 8,000 affiliate stations.
Corporate and Other includes overall executive, administrative, and support functions for all of the Company's operations, including accounting, finance, legal, human resources, information technology, and programming functions.

The following tables present our net revenue by segment (dollars in thousands):

	Three Months Ended June 30, 2019 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$193,162	$85,764	$747	$279,673
% of total revenue	69.1%	30.6%	0.3%	100.0%
$ change from three months ended June 30, 2018	$(10,288)	$4,484	$228	$(5,576)
% change from three months ended June 30, 2018	(5.1)%	5.5%	43.9%	(2.0)%

	Three Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$203,450	$81,280	$519	$285,249
% of total revenue	71.3%	28.5%	0.2%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands):

	Three Months Ended June 30, 2019 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$92,974	$11,610	$(61,723)	$42,861
$ change from three months ended June 30, 2018	$581,421	$(247,805)	$(996,892)	$(663,276)
% change from three months ended June 30, 2018	N/A	N/A	N/A	N/A

	Three Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(488,447)	$259,415	$935,169	$706,137

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands):

	Three Months Ended June 30, 2019 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$52,222	$17,866	$(8,269)	$61,819
$ change from three months ended June 30, 2018	$(8,462)	$3,622	$303	$(4,537)
% change from three months ended June 30, 2018	(13.9)%	25.4%	3.5%	(6.8)%

	Three Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$60,684	$14,244	$(8,572)	$66,356

Results for Six Months Ended June 30, 2019

Net Revenue

The following tables present our net revenue by segment (dollars in thousands):

	Six Months Ended June 30, 2019 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$359,703	$186,123	$1,343	$547,169
% of total revenue	65.7%	34.0%	0.3%	100.0%
$ change from six months ended June 30, 2018	$(11,971)	$10,052	$160	$(1,759)
% change from six months ended June 30, 2018	(3.2)%	5.7%	13.5%	(0.3)%

	Six Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$371,674	$176,071	$1,183	$548,928
% of total revenue	67.7%	32.1%	0.2%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands):

	Six Months Ended June 30, 2019 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$118,817	$21,173	$(96,678)	$43,312
$ change from six months ended June 30, 2018	$578,456	$(244,064)	$(992,216)	$(657,824)
% change from six months ended June 30, 2018	N/A	N/A	N/A	N/A

	Six Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net (loss) income	$(459,639)	$265,237	$895,538	$701,136

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands):

	Six Months Ended June 30, 2019 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$86,613	$33,816	$(16,806)	$103,623
$ change from six months ended June 30, 2018	$(10,256)	$6,916	$336	$(3,004)
% change from six months ended June 30, 2018	(10.6)%	25.7%	2.0%	(2.8)%

	Six Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$96,869	$26,900	$(17,142)	$106,627

Earnings Conference Call Details
The Company will host a conference call today at 8:30 AM EDT to discuss its second quarter 2019 operating results. A link to the webcast of the conference call will be available on the investor section of the Company’s website (www.cumulusmedia.com/investors). The conference call dial-in number for domestic callers is 877-830-7699 for call access. If prompted, the conference ID number is 9378766. Please call five to ten minutes in advance to ensure that you are connected prior to the call.

Following completion of the call, a recording of the call can be accessed via a link at www.cumulusmedia.com/investors.

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties related to our recently completed financial restructuring and other risk factors described from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. CUMULUS MEDIA assumes no responsibility to update any forward-looking statement as a result of new information, future events, or otherwise.

About CUMULUS MEDIA
CUMULUS MEDIA (NASDAQ: CMLS) is a leading audio-first media and entertainment company delivering premium content to over a quarter billion people every month - wherever and whenever they want it. CUMULUS MEDIA engages listeners with high-quality local programming through 428 owned-and-operated stations across 87 markets; delivers nationally-syndicated sports, news, talk, and entertainment programming from iconic brands including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the American Country Music Awards, and many other world-class partners across nearly 8,000 affiliated stations through Westwood One, the largest audio network in America; and inspires listeners through its rapidly growing network of original podcasts that are smart, entertaining and thought-provoking. CUMULUS MEDIA provides advertisers with local impact and national reach through on-air, digital, mobile, and voice-activated media solutions, as well as access to integrated digital marketing services, powerful influencers, and live event experiences. CUMULUS MEDIA is the only audio media company to provide marketers with local and national advertising performance guarantees. For more information visit www.cumulusmedia.com.

Non-GAAP Financial Measure
From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Consolidated adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") and segment Adjusted EBITDA are the financial metrics by which management and the chief operating decision maker allocate resources of the Company and analyze the performance of the Company as a whole and each of our reportable segments. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and the funding of our non-operating expenses including debt service and acquisitions. In addition, consolidated Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants in our credit agreement.

In determining Adjusted EBITDA, the Company excludes from net income items not related to core operations and those that are non-cash including: interest, taxes, depreciation, amortization, stock-based compensation expense, gain or loss on the exchange, sale, or disposal of any assets or stations, early extinguishment of debt, local marketing agreement fees, expenses relating to acquisitions, divestitures, restructuring costs, reorganization items and non-cash impairments of assets, if any.
Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, is commonly employed by the investment community as a measure for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA is routinely utilized to evaluate and negotiate the potential purchase price for media companies. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful.
Adjusted EBITDA should not be considered in isolation or as a substitute for net income (loss), operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

For further information, please contact:
Cumulus Media Inc.
Investor Relations
IR@cumulus.com
404-260-6600

Supplemental Financial Data and Reconciliations

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Successor Company	Non-GAAP Combined Predecessor and Successor	Successor Company	Non-GAAP Combined Predecessor and Successor
	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Net revenue	$279,673	$285,249	$547,169	$548,928
Operating expenses:
Content costs	93,844	89,989	197,596	192,855
Selling, general and administrative expenses	115,817	120,629	229,320	232,712
Depreciation and amortization	13,545	14,444	28,135	26,425
Local marketing agreement fees	438	1,060	1,481	2,167
Corporate expenses	8,545	8,415	17,077	17,015
Stock-based compensation expense	1,106	717	2,314	883
Restructuring costs	13,024	7,675	15,801	9,396
(Gain) loss on sale of assets or stations	(47,750)	147	(47,724)	158
Total operating expenses	198,569	243,076	444,000	481,611
Operating income	81,104	42,173	103,169	67,317
Non-operating (expense) income:
Reorganization items, net	—	496,368	—	466,201
Interest expense	(21,191)	(6,308)	(43,347)	(6,436)
Interest income	8	25	12	54
Gain on early extinguishment of debt	—	—	381	—
Other expense, net	(34)	(256)	(62)	(253)
Total non-operating (expense) income, net	(21,217)	489,829	(43,016)	459,566
Income before income tax (expense) benefit	59,887	532,002	60,153	526,883
Income tax (expense) benefit	(17,026)	174,135	(16,841)	174,253
Net income	$42,861	$706,137	$43,312	$701,136

	Successor Company	Predecessor Company
	Period from June 4, 2018 through June 30, 2018	Period from April 1, 2018 through June 30, 2018
Net revenue	$95,004	$190,245
Operating expenses:
Content costs	28,970	61,019
Selling, general and administrative expenses	37,434	83,195
Depreciation and amortization	4,379	10,065
Local marketing agreement fees	358	702
Corporate expenses	2,532	5,883
Stock-based compensation expense	652	65
Restructuring costs	6,941	734
Loss on sale of assets or stations	—	147
Total operating expenses	81,266	161,810
Operating income	13,738	28,435
Non-operating (expense) income:
Reorganization items, net	—	496,368
Interest expense	(6,176)	(132)
Interest income	4	21
Other income (expense), net	20	(276)
Total non-operating (expense) income, net	(6,152)	495,981
Income before income tax (expense) benefit	7,586	524,416
Income tax (expense) benefit	(2,606)	176,741
Net income	$4,980	$701,157

	Successor Company	Predecessor Company
	Period from June 4, 2018 through June 30, 2018	Period from January 1, 2018 through June 30, 2018
Net revenue	$95,004	$453,924
Operating expenses:
Content costs	28,970	163,885
Selling, general and administrative expenses	37,434	195,278
Depreciation and amortization	4,379	22,046
Local marketing agreement fees	358	1,809
Corporate expenses	2,532	14,483
Stock-based compensation expense	652	231
Acquisition-related restructuring costs	6,941	2,455
Loss on sale of assets or stations	—	158
Total operating expenses	81,266	400,345
Operating income	13,738	53,579
Non-operating (expense) income:
Reorganization items, net	—	466,201
Interest expense	(6,176)	(260)
Interest income	4	50
Other income (expense), net	20	(273)
Total non-operating (expense) income, net	(6,152)	465,718
Income before income tax (expense) benefit	7,586	519,297
Income tax (expense) benefit	(2,606)	176,859
Net income	$4,980	$696,156

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to segment and consolidated Adjusted EBITDA for the periods presented herein (dollars in thousands):

	Three Months Ended June 30, 2019 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$92,974	$11,610	$(61,723)	$42,861
Income tax expense	—	—	17,026	17,026
Non-operating expense, including net interest expense	79	122	21,016	21,217
Local marketing agreement fees	438	—	—	438
Depreciation and amortization	6,414	5,968	1,163	13,545
Stock-based compensation expense	—	—	1,106	1,106
(Gain) loss on sale of assets or stations	(47,780)	—	30	(47,750)
Restructuring costs	97	166	12,761	13,024
Franchise and state taxes	—	—	352	352
Adjusted EBITDA	$52,222	$17,866	$(8,269)	$61,819

Same Station	Three Months Ended June 30, 2019 (Successor Company)
Net income	$42,496
Income tax expense	17,026
Non-operating expense, including net interest expense	21,217
Local marketing agreement fees	438
Depreciation and amortization	13,545
Stock-based compensation expense	1,106
Gain on sale of assets or stations	(47,750)
Restructuring costs	13,024
Franchise and state taxes	352
Adjusted EBITDA	$61,454

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$18,327	$5,796	$(19,143)	$4,980
Income tax expense	—	—	2,606	2,606
Non-operating (income) expense, including net interest expense	(4)	47	6,109	6,152
Local marketing agreement fees	358	—	—	358
Depreciation and amortization	2,179	1,949	251	4,379
Stock-based compensation expense	—	—	652	652
Restructuring costs	—	(102)	7,043	6,941
Franchise and state taxes	—	—	47	47
Adjusted EBITDA	$20,860	$7,690	$(2,435)	$26,115

	Period from April 1, 2018 through June 3, 2018 (Predecessor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(506,774)	$253,619	$954,312	$701,157
Income tax benefit	—	—	(176,741)	(176,741)
Non-operating (income) expense, including net interest expense	(1)	77	311	387
Local marketing agreement fees	702	—	—	702
Depreciation and amortization	4,111	4,488	1,466	10,065
Stock-based compensation expense	—	—	65	65
Loss on sale of assets or stations	3	—	144	147
Reorganization items, net	541,903	(251,669)	(786,602)	(496,368)
Restructuring costs	(120)	39	815	734
Franchise and state taxes	—	—	93	93
Adjusted EBITDA	$39,824	$6,554	$(6,137)	$40,241

	Three Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(488,447)	$259,415	$935,169	$706,137
Income tax benefit	—	—	(174,135)	(174,135)
Non-operating (income) expense, including net interest expense	(5)	124	6,420	6,539
Local marketing agreement fees	1,060	—	—	1,060
Depreciation and amortization	6,290	6,437	1,717	14,444
Stock-based compensation expense	—	—	717	717
Loss on sale of assets or stations	3	—	144	147
Reorganization items, net	541,903	(251,669)	(786,602)	(496,368)
Restructuring costs	(120)	(63)	7,858	7,675
Franchise and state taxes	—	—	140	140
Adjusted EBITDA	$60,684	$14,244	$(8,572)	$66,356

Same Station	Three Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor)
Net income	$701,775
Income tax benefit	(174,135)
Non-operating expense, including net interest expense	6,539
Local marketing agreement fees	1,060
Depreciation and amortization	14,444
Stock-based compensation expense	717
Loss on sale of assets or stations	147
Reorganization items, net	(496,368)
Restructuring costs	7,675
Franchise and state taxes	140
Adjusted EBITDA	$61,994

	Six Months Ended June 30, 2019 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$118,817	$21,173	$(96,678)	$43,312
Income tax expense	—	—	16,841	16,841
Non-operating expense, including net interest expense	265	264	42,868	43,397
Local marketing agreement fees	1,481	—	—	1,481
Depreciation and amortization	13,719	12,163	2,253	28,135
Stock-based compensation expense	—	—	2,314	2,314
(Gain) loss on sale of assets or stations	(47,766)	—	42	(47,724)
Restructuring costs	97	216	15,488	15,801
Franchise and state taxes	—	—	447	447
Gain on early extinguishment of debt	—	—	(381)	(381)
Adjusted EBITDA	$86,613	$33,816	$(16,806)	$103,623

Same Station	Six Months Ended June 30, 2019 (Successor Company)
Net income	$42,947
Income tax expense	16,841
Non-operating expense, including net interest expense	43,397
Local marketing agreement fees	1,481
Depreciation and amortization	28,135
Stock-based compensation expense	2,314
Gain on sale of assets or stations	(47,724)
Restructuring costs	15,801
Franchise and state taxes	447
Gain on early extinguishment of debt	(381)
Adjusted EBITDA	$103,258

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net income (loss)	$18,327	$5,796	$(19,143)	$4,980
Income tax expense	—	—	2,606	2,606
Non-operating (income) expense, including net interest expense	(4)	47	6,109	6,152
Local marketing agreement fees	358	—	—	358
Depreciation and amortization	2,179	1,949	251	4,379
Stock-based compensation expense	—	—	652	652
Restructuring costs	—	(102)	7,043	6,941
Franchise and state taxes	—	—	47	47
Adjusted EBITDA	$20,860	$7,690	$(2,435)	$26,115

	Period from January 1, 2018 through June 4, 2018 (Predecessor Company)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(477,966)	$259,441	$914,681	$696,156
Income tax benefit	—	—	(176,859)	(176,859)
Non-operating (income) expense, including net interest expense	(2)	204	281	483
Local marketing agreement fees	1,809	—	—	1,809
Depreciation and amortization	10,251	9,965	1,830	22,046
Stock-based compensation expense	—	—	231	231
Loss on sale of assets or stations	14	—	144	158
Reorganization items, net	541,903	(251,487)	(756,617)	(466,201)
Restructuring costs	—	1,087	1,368	2,455
Franchise and state taxes	—	—	234	234
Adjusted EBITDA	$76,009	$19,210	$(14,707)	$80,512

	Six Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor)
As Reported	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
GAAP net (loss) income	$(459,639)	$265,237	$895,538	$701,136
Income tax benefit	—	—	(174,253)	(174,253)
Non-operating (income) expense, including net interest expense	(6)	251	6,390	6,635
Local marketing agreement fees	2,167	—	—	2,167
Depreciation and amortization	12,430	11,914	2,081	26,425
Stock-based compensation expense	—	—	883	883
Loss on sale of assets or stations	14	—	144	158
Reorganization items, net	541,903	(251,487)	(756,617)	(466,201)
Restructuring costs	—	985	8,411	9,396
Franchise and state taxes	—	—	281	281
Adjusted EBITDA	$96,869	$26,900	$(17,142)	$106,627

Same Station	Six Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor)
Net income	$696,774
Income tax benefit	(174,253)
Non-operating expense, including net interest expense	6,635
Local marketing agreement fees	2,167
Depreciation and amortization	26,425
Stock-based compensation expense	883
Loss on sale of assets or stations	158
Reorganization items, net	(466,201)
Restructuring costs	9,396
Franchise and state taxes	281
Adjusted EBITDA	$102,265

The following tables reconcile as reported net revenue and as reported Adjusted EBITDA to same station net revenue and same station Adjusted EBITDA for the periods presented herein (dollars in thousands):

	Three Months Ended June 30, 2019 (Successor Company)	Three Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor)
As reported net revenue	$279,673	$285,249
Station dispositions and swaps	(3,732)	(11,144)
Same station net revenue	$275,941	$274,105

	Six Months Ended June 30, 2019 (Successor Company)	Six Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor)
As reported net revenue	$547,169	$548,928
Station dispositions and swaps	(3,732)	(11,144)
Same station net revenue	$543,437	$537,784

	Three Months Ended June 30, 2019 (Successor Company)	Three Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor)
As reported Adjusted EBITDA	$61,819	$66,356
Station dispositions and swaps	(365)	(4,362)
Same station Adjusted EBITDA	$61,454	$61,994

	Six Months Ended June 30, 2019 (Successor Company)	Six Months Ended June 30, 2018 (Non-GAAP Combined Predecessor and Successor)
As reported Adjusted EBITDA	$103,623	$106,627
Station dispositions and swaps	(365)	(4,362)
Same station Adjusted EBITDA	$103,258	$102,265

The following tables disclose net revenue for each of the Predecessor Company and Successor Company periods presented herein. When combined, these periods present the Company's non-GAAP combined Predecessor and Successor net revenue for the three and six months ended June 30, 2018 (dollars in thousands):

	Period from June 4, 2018 through June 30, 2018 (Successor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$68,357	$26,356	$291	$95,004

	Period from April 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$135,093	$54,924	$228	$190,245

	Period from January 1, 2018 through June 3, 2018 (Predecessor Company)
	Cumulus Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$303,317	$149,715	$892	$453,924

The following table discloses capital expenditures for each of the Predecessor Company and Successor Company periods presented below. When combined, these periods present the Company's non-GAAP combined Predecessor and Successor capital expenditures for the three and six months ended June 30, 2018 (dollars in thousands):

	Successor Company	Predecessor Company
	Period from June 4, 2018 through June 30, 2018	Period from April 1, 2018 through June 3, 2018	Period from January 1, 2018 through June 3, 2018
Capital expenditures	$1,969	$5,014	$14,019